Exhibit 10.3

MyEZsmokes, Inc.- Unilevel Compensation Plan

11839 Sorrento Valley Road, Suite 39-C1, San Diego, CA 92121

p-858.509.2783, f-858.779.9128, e-Sales@MyEZsmokes.com

Commissions are calculated on the following schedules:
Monthly Unilevel.

1 General

MyEZsmokes is in the business of selling Vapor Cigarettes and Accessories

The MyEZsmokes system is comprised of:

Monthly Unilevel

2 Definitions

2.1 Active

No “Active” status rule has been defined, or has been defined under “Custom Business Rules”

2.2 Compression

Refers to the process whereby inactive income centers are temporarily removed from the Downline for the purpose of commission calculations. Active income centers in the Downline then roll up to occupy the positions vacated by the inactive centers. This effectively removes “dead spots” from the organization and makes the most volume available possible ot pay commissions on. The “Active” amount off which compression is triggered is based off PV. Within this compensation plan, income centers are considered Active when they have PV specified in section “2.1, Active”, in the commission period being processed.

Compression is not used in the Unilevel plan.

2.3 Customer

A customer is a person that wishes only to purchase product at retail price from the company. Customers are not eligible to build Downlines or receive commissions. Customer volume is added to that of the sponsoring income center during commission calculations: customers do not occupy a position in each level of Downline. E.g, X sponsors income center Y frontline to himself. Y in turn sponsors customer Z. Y purchases $100 CV during the commission period and Z purchases $50 CV during the commission period. Z’s $50 CV will be added to Y’s $100, placing $150 CV frontline to X at Y’s position. Z is not considered to be second level to X. Distributors will receive only Retail/Wholesale profits from their own Customers.

2.4 CV

Stands for Commissionable Value or Commissionable Volume. CV is the value of a sale (as assigned by SKU) that qualifications and benefits are calculated off of. For Instance, if there was $100 CV present on a level of Dwonline and the percentage to earn on that level was 10.00% , the total amount on that level would be 10.00: (100*0.10).

2.5 Deleted and Deactive

These are penalty statuses that can be assigned by administrators within the system. Deleted positions are not permitted to participate in the company in any fashion. They can neither earn commissions nor log into the back office. Deactive is a less stringent penalty status. Deactive positions are not permitted to earn commissions, however they may log into the back office and participate (e.g. sponsor others) in the company. Those that are neither deleted nor deactive are considered to be in good standing with the company.

2.6 Distributor

A distributor is a person that has enrolled with the company, wishes to build Downline(s) and participate in the compensation plan. Distributors pay wholesale price for product.

2.7 Downline

Refers to positions in the genealogy below a specific income center in the genealogy.

2.8 Fiscal Periods

Fiscal periods define start and stop dates for each commission period. MyEZsmokes utilizes a Monthly Unilevel Periods. Each weekly period will run 7 calander days in duration: e.g. Monday through Sunday. Each monthly period will begin on the first calendar day of a month and end on the last calendar day of that same month: e.g. April 1 to April 30.

2.9 Frontline

Refers to an icome center’s first level of Downline.

2.10 Generation- First

An income center’s first generation is comprised of all income centers in a leg of Downline(by placement sponsorship) from its own position, down to but not including, its first inline income center of equal or greater rank.

2.11 GV

Stands for Group Volume. GV is the sum total of Sales Volume present in an income centers first 0 levels of downline in the commission period being processed, including: personal customers volumes.

2.12 Income Center

An income center is a position in the organization that can build Downlines and participate in the compensation plan. Within this system there will be a 1:1 relationship between distributor and income center records. I.e. the term distributor and income center could be used interchangeably unless MyEZsmokes opts to introduce multi-packs in the future. Qualifications and benefits are calculated independently for each income center position.

2.13 Levels

Levels refer to layers of Downline. Those income centers that an individual is the placement sponsor of comprise the first level (or frontline). Those placed under one’s own frontline comprise the second level and so forth and so on. An income denter’s own volume is not counted as being in any of it’s Downline levels. Customer volume is applied to that of its sponsoring income center in order to determine the position/level in the Downline that it falls in.

2.14 PV

Stands for Personal Volume. PV is the sum of total of sales volume made by a particular income center in the commission period being processed. PV is based on the commissionable value of sales.

2.15 Rank

A rank is a name that represents the achievement of qualifications and benefits within the compensation structure. Income centers must meet the necessary qualifications to receive benefits associated with a rank each and every commission period. If an income center has met the qualifications for a rank in the past, but does not meet the necessary qualifications in the commission period being processed, that income center will be demoted in rank. If an income center earned a higher rank “last commission period” but does not meet the qualifications for the rank “this commission period”, the income center will be demoted in rank and paid commensurate with the qualifications met “this period”.

2.16 SKU

Stands for “Stock Keeping Unit”. SKU’s are the items sold within the system. Commissions are paid off the volume associated with the SKUs sold and administrators assign all price point to SKUs. When a SKU is purchases, an order is created. Orders are associated with the individual who purchased them, which determines where in the genealogy the volume will fall and in turn make it available to the Upline for commissioning. SKUs are closely related to product and product categories, all three of which are defined by the system administrator. A product category is a like grouping of items for sale. A SKU is the specific instance of the product that will be sold.

2.17 Sponsor-Enrolling

Refers to the income center that brought an individual into the opportunity. Although an Enrolling Sponsor may be the same as the Placement Sponsor, the two do not have to match. The term “Personally Sponsored” is used to refer to those that an individual is the enrolling sponsor of.

2.18 Sponsor- Placement

Refers to the income center that is immediately above a position in the Upline. The Placement Sponsor is not necessarily the income center that brought an individual into the opportunity, although in a Unilevel system the placement and enrolling sponsor are often times one and the same (the same individual will be tied to a new enrollee by default and would only be different if changed by an administrator).

2.19 Unlimited Width Compensation Plan

An unlimited width compensation plan is one that does not restrict the number of income centers that can fall on any distributors first level of organizational Downline. This compensation plan is an example of an unlimited width type in that any individual can have and unlimited number of frontline income centers.

2.20 Upline

Refers to positions in the genealogy above a specific income center in the genealogy.

2.21 Vesting

Vesting is the act of setting and income center at a particular rank. Vested income centers will receive the benefits associated with the rank regardless of whether or not the normal qualifications for achieving the rank have been met.

2.22 Commissions

Commissions are calculated on the following schedules: Monthly Unilevel

MyEZsmokes, Inc. Plan Specifications

The MyEZsmokes, Inc. system utilizes the following processing cycles and compensation plan models.

●	A Monthly Unilevel

The Monthly Unilevel will assign the following ranks.

Affiliate

Qualifications

Additional qualification rule notes

Join the business, pay the one time $79.00 fee or optionally purchase the $279 Associate Sample Kit or $479 Associate Sales Kit.

●	Retail/Wholesale bonus of purchases made by personal customers during the period.
●	Rebate Bonus, paid down 4 tiers, based on Retail sales price.

These benefits are calculated from

Personal Customer purchases.

Tier 1- From value: 0.00 to 500.00 @ 0.00(percent.)

Tier 2- From value: 501.00 to 1500.00 @ 5.00(percent.)

Tier 3- From value: 1501.00 to 5000.00 @ 10.00(percent.)

Tier 4- From value: 5000.00 to 9999999.99 @ 15.00(percent.)

Assocaite

Qualifications

Additional qualification rule notes

Join the business, pay the one time $79.00 fee or optionally purchase the $279 Associate Sample Kit or $479 Associate Sales Kit.

●	Must have 500.00 Sales Volume from all distributors within unlimited levels of downline in the current period, and includes: personal customer volumes.
●	Retail/Wholesale bonus of purchases made by personal customers during the period.
●	Rebate Bonus, paid down 4 tiers, based on Retail sales price.

These benefits are calculated from

Personal Customer purchases.

Tier 1- From value: 0.00 to 500.00 @ 0.00(percent.)

Tier 2- From value: 501.00 to 1500.00 @ 5.00(percent.)

Tier 3- From value: 1501.00 to 5000.00 @ 10.00(percent.)

Tier 4- From value: 5000.00 to 9999999.99 @ 15.00(percent.)

Team Level Commissions (with 10% levels Doubler) Highest volume level will be doubled by 10% (custom bonus)

Multi-tier fast start bonus to be paid WEEKLY

●	Levels bases commissions, paid down 2 Levels.

Level 1 = 10.00% of CV
Level 2 = 10.00% of CV

●	Matching Bonus, paid down 2 tiers.

Tier 1- 10.00%
Tier 2- 10.00%

●	Multitier Fast Start Bonus

Product: $279 “Optional” Associate Sample Kit

Tier 1 pays $70.00

Tier 2 pays $20.00

Product: $479 “Optional” Associate Sales Kit

Tier 1 pays $140.00

Tier 2 pays $40.00

Manager

Qualifications

Additional qualification rule notes

Join the business, pay the one time $79.00 fee or optionally purchase the $279 Associate Sample Kit or $479 Associate Sales Kit.

Generate Personal Volume of $1500 in personal retail sales per month OR

Generate Group Volume sales through five levels of $5,000 per month

●	Retail/Wholesale bonus of purchases made by personal customers during the period.
●	Rebate Bonus, paid down 4 tiers, based on Retail sales price.

These benefits are calculated from

Personal Customer purchases.

Tier 1- From value: 0.00 to 500.00 @ 0.00(percent.)

Tier 2- From value: 501.00 to 1500.00 @ 5.00(percent.)

Tier 3- From value: 1501.00 to 5000.00 @ 10.00(percent.)

Tier 4- From value: 5000.00 to 9999999.99 @ 15.00(percent.)

Team Level Commissions (with 10% levels Doubler) Highest volume level will be doubled by 10% (custom bonus)

Multi-tier fast start bonus to be paid WEEKLY

●	Levels bases commissions, paid down 3 Levels.

Level 1 = 10.00% of CV

Level 2 = 10.00% of CV

Level 3 = 10.00% of CV

●	Matching Bonus, paid down 3 tiers. Tier 1- 10.00%

Tier 2- 10.00%

Tier 3- 10.00%

●	Multitier Fast Start Bonus

Product: $279 “Optional” Associate Sample Kit

Tier 1 pays $70.00

Tier 2 pays $20.00

Product: $479 “Optional” Associate Sales Kit

Tier 1 pays $140.00

Tier 2 pays $40.00

Executive Qualifications

Additional qualification rule notes

Join the business, pay the one time $79.00 fee or optionally purchase the $279 Associate Sample Kit or $479 Associate Sales Kit.

Meet the requirements of Associate or Manager

Generate Personal Volume of $5,000 in retail sales per month

OR

Generate Group Volume sales through five levels of $25,000 per month of which no more than 50% can come from any one leg

●	Since joining the company personally sponsor 6 Active and Qualified distributors of which 6 have achieved the rank of Associate
●	Retail/Wholesale bonus of purchases made by personal customers during the period.
●	Rebate Bonus, paid down 4 tiers, based on Retail sales price.

These benefits are calculated from

Personal Customer purchases.

Tier 1- From value: 0.00 to 500.00 @ 0.00(percent.)

Tier 2- From value: 501.00 to 1500.00 @ 5.00(percent.)

Tier 3- From value: 1501.00 to 5000.00 @ 10.00(percent.)

Tier 4- From value: 5000.00 to 9999999.99 @ 15.00(percent.)

Team Level Commissions (with 10% levels Doubler) Highest volume level will be doubled by 10% (custom bonus)

Multi-tier fast start bonus to be paid WEEKLY

●	Levels bases commissions, paid down 4 Levels.

Level 1 = 10.00% of CV

Level 2 = 10.00% of CV

Level 3 = 10.00% of CV

Level 4 = 10.00% of CV

●	Matching Bonus, paid down 4 tiers.

Tier 1- 15.00%

Tier 2- 15.00%

Tier 3- 15.00%

Tier 4- 15.00%

●	Multitier Fast Start Bonus

Product: $279 “Optional” Associate Sample Kit

Tier 1 pays $70.00

Tier 2 pays $20.00

Product: $479 “Optional” Associate Sales Kit

Tier 1 pays $140.00

Tier 2 pays $40.00

Director

Qualifications

Additional qualification rule notes

Join the business, pay the one time $79.00 fee or optionally purchase the $279 Associate Sample Kit or $479 Associate Sales Kit.

Meet the requirements of Associate or Manager

Generate Personal Volume of $25,000 in retail sales per month

OR

Generate Group Volume sales through five levels of $150,000 per month of which no more than 40% can come from any one leg

●	Since joining the company personally sponsor 15 Active and Qualified distributors of which 8 have achieved the rank of Manager
●	Retail/Wholesale bonus of purchases made by personal customers during the period.
●	Rebate Bonus, paid down 4 tiers, based on Retail sales price.

These benefits are calculated from

Personal Customer purchases.

Tier 1- From value: 0.00 to 500.00 @ 0.00(percent.)

Tier 2- From value: 501.00 to 1500.00 @ 5.00(percent.)

Tier 3- From value: 1501.00 to 5000.00 @ 10.00(percent.)

Tier 4- From value: 5000.00 to 9999999.99 @ 15.00(percent.)

Team Level Commissions (with 10% levels Doubler) Highest volume level will be doubled by 10% (custom bonus)

Multi-tier fast start bonus to be paid WEEKLY

●	Levels bases commissions, paid down 5 Levels.

Level 1 = 10.00% of  CV

Level 2 = 10.00% of  CV

Level 3 = 10.00% of  CV

Level 4 = 10.00% of  CV

Level 5 = 10.00% of  CV

●	Matching Bonus, paid down 5 tiers.

Tier 1- 20.00%

Tier 2- 20.00%

Tier 3- 20.00%

Tier 4- 20.00%

Tier 5- 20.00%

●	Multitier Fast Start Bonus,

Product: $279 “Optional” Associate Sample Kit

Tier 1 pays $70.00

Tier 2 pays $20.00

Product: $479 “Optional” Associate Sales Kit

Tier 1 pays $140.00

Tier 2 pays $40.00

National Director

Qualifications

Additional qualification rule notes

Join the business, pay the one time $79.00 fee or optionally purchase the $279 Associate Sample Kit or $479 Associate Sales Kit.

Meet the requirements of Associate or Manager

Generate Personal Volume of $100,000 in retail sales per month

OR

Generate Group Volume sales through five levels of $250,000 per month of which no more than 30% can come from any one leg

●	Since joining the company personally sponsor 25 Active and Qualified distributors, of which 10 have achieved the rank of Manager, of which 5 have achieved the rank of Director
●	Retail/Wholesale bonus of purchases made by personal customers during the period.
●	Rebate Bonus, paid down 4 tiers, based on Retail sales price.

These benefits are calculated from

Personal Customer purchases.

Tier 1- From value: 0.00 to 500.00 @ 0.00(percent.)

Tier 2- From value: 501.00 to 1500.00 @ 5.00(percent.)

Tier 3- From value: 1501.00 to 5000.00 @ 10.00(percent.)

Tier 4- From value: 5000.00 to 9999999.99 @ 15.00(percent.)

Team Level Commissions (with 10% levels Doubler) Highest volume level will be doubled by 10% (custom bonus)

Multi-tier fast start bonus to be paid WEEKLY

●	Levels bases commissions, paid down 5 Levels.

Level 1 = 10.00% of CV

Level 2 = 10.00% of CV

Level 3 = 10.00% of CV

Level 4 = 10.00% of CV

Level 5 = 10.00% of CV

●	Matching Bonus, paid down 5 tiers.

Tier 1- 20.00%

Tier 2- 20.00%

Tier 3- 20.00%

Tier 4- 20.00%

Tier 5- 20.00%

●	Generational bonuses, paid down 1 generation. 1.00%, Generation 1
●	Multitier Fast Start Bonus,

Product: $279 “Optional” Associate Sample Kit

Tier 1 pays $70.00

Tier 2 pays $20.00

Product: $479 “Optional” Associate Sales Kit

Tier 1 pays $140.00

Tier 2 pays $40.00

Chairman’s Director Qualifications

Additional qualification rule notes

Join the business, pay the one time $79.00 fee or optionally purchase the $279 Associate Sample Kit or $479 Associate Sales Kit.

Meet the requirements of Associate or Manager

Generate Personal Volume of $250,000 in retail sales per month

OR

Generate Group Volume sales through five levels of $500,000 per month of which no more than 30% can come from any one leg

●	Since joining the company personally sponsor 35 Active and Qualified distributors, of which 15 have achieved the rank of Manager, of which 10 have achieved the rank of Director
●	Retail/Wholesale bonus of purchases made by personal customers during the period.
●	Rebate Bonus, paid down 4 tiers, based on Retail sales price.

These benefits are calculated from

Personal Customer purchases.

Tier 1- From value: 0.00 to 500.00 @ 0.00(percent.)

Tier 2- From value: 501.00 to 1500.00 @ 5.00(percent.)

Tier 3- From value: 1501.00 to 5000.00 @ 10.00(percent.)

Tier 4- From value: 5000.00 to 9999999.99 @ 15.00(percent.)

Team Level Commissions (with 10% levels Doubler) Highest volume level will be doubled by 10% (custom bonus)

Multi-tier fast start bonus to be paid WEEKLY

●	0.00 shares of Pool Bonus, Global Bonus Pool.

Based on 2 percent of total CV, calculated and paid Quarterly

●	Levels bases commissions, paid down 5 Levels.

Level 1 = 10.00% of CV

Level 2 = 10.00% of CV

Level 3 = 10.00% of CV

Level 4 = 10.00% of CV

Level 5 = 10.00% of CV

●	Matching Bonus, paid down 5 tiers.

Tier 1- 20.00%

Tier 2- 20.00%

Tier 3- 20.00%

Tier 4- 20.00%

Tier 5- 20.00%

●	Generational bonuses, paid down 1 generation. 1.00%, Generation 1
●	Multitier Fast Start Bonus,

Product: $279 “Optional” Associate Sample Kit

Tier 1 pays $70.00

Tier 2 pays $20.00

Product: $479 “Optional” Associate Sales Kit

Tier 1 pays $140.00

Tier 2 pays $40.00

Additional qualification rule notes

ITEMS DESCRIBED IN THIS DOCUMENT MAY INCUR ADDITIONAL CHARGES INCLUDING $49.00

Annual Administrative Fee & Shipping/Handling Charges

Additional bonus rule notes

ITEMS DESCRIBED IN THIS DOCUMENT MAY INCUR ADDITIONAL CHARGES INCLUDING

Shipping & Handling Charges